UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2014 (January 23, 2014)

COLE REAL ESTATE INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35974	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100

Phoenix, Arizona 85016

(Address of principal executive offices) (Zip Code)

(602) 778-8700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 23, 2014, American Realty Capital Properties, Inc. (“ARCP”) and Cole Real Estate Investments, Inc. (“Cole”) issued a joint press release announcing the preliminary results of the elections made by Cole stockholders, pursuant to the terms of the merger agreement dated October 22, 2013 by and among ARCP, Clark Acquisition, LLC and Cole, regarding the form of merger consideration to be received by Cole stockholders in connection with ARCP’s proposed acquisition of Cole. The foregoing description is qualified in its entirety by reference to the joint press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Joint Press Release issued by ARCP and Cole, dated January 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2014

COLE REAL ESTATE INVESTMENTS, INC.

By:	/s/ Stephan Keller
	Name:	Stephan Keller
	Title:	Chief Financial Officer